First Horizon Corporation's Momentum Continues with Strong Third Quarter 2024 Results
Net Income Available to Common Shareholders of $213 Million or EPS of $0.40;
$224 Million or $0.42 on an Adjusted Basis, both up $0.06 from prior quarter*

3Q24 ROTCE of 12.6% and Adjusted ROTCE of 13.2% with Tangible Book Value per Share of $13.02, up $0.81 QoQ*

MEMPHIS, TN (October 16, 2024) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported third quarter net income available to common ("NIAC") shareholders of $213 million or earnings per share of $0.40, compared with second quarter 2024 net income available to common of $184 million or earnings per share of $0.34. Third quarter 2024 results were reduced by a net $11 million after-tax, or $0.02 per share, of notable items compared with $11 million, or $0.02 per share, in second quarter 2024. Excluding notable items, adjusted third quarter 2024 NIAC was $224 million or $0.42 per share compared to $195 million or $0.36 per share in second quarter 2024.

“We delivered 18% growth in earnings per share compared to the prior quarter, driven by strong performance from our counter-cyclical businesses. Our results reflect the strength of our diversified business model and our continued focus on growing and deepening client relationships,” said Chairman, President and Chief Executive Officer Bryan Jordan. “Our credit quality remains stable, with net charge-offs declining for the second consecutive quarter and modest increase in our reserve coverage."

Jordan continued, “We remain intently focused on continuing to support our associates, clients and communities devastated by recent hurricanes throughout the arduous recovery process. I am incredibly proud of the way the First Horizon team prepared for and responded to these catastrophic events, demonstrating profound empathy and concern for our affected associates and an unwavering commitment to serve our clients and communities in extraordinary ways, especially during their greatest times of need.”

Notable Items

Notable Items
Quarterly, Unaudited ($ in millions, except per share data)	3Q24	2Q24	3Q23
Summary of Notable Items:
FDIC special assessment (other noninterest expense)	$2	$(2)	$—
Other notable expenses	(17)	(3)	(10)
Total notable items (pre-tax)	$(14)	$(5)	$(10)
Total notable items (after-tax)	$(11)	$(11)	$(20)
Numbers may not foot due to rounding.

Third quarter pre-tax notable items include an expense credit for the FDIC special assessment of $2 million and other notable items of $17 million, including $15 million of Visa derivative valuation expense related to the escrow funding that occurred in September and $2 million of restructuring costs.

*References to "Adjusted" results exclude notable items and, along with ROTCE and certain other financial measures, are non-GAAP Financial Measures. All references to loans include leases. All references to earnings per share are based on diluted shares. Please see page 4 for information on our use of non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 20.

SUMMARY RESULTS
Quarterly, Unaudited

				3Q24 Change vs.
($s in millions, except per share and balance sheet data)	3Q24	2Q24	3Q23	2Q24			3Q23
				$/bp		%	$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$1,123	$1,097	$1,084	$26		2%	$39		4%
Interest expense- taxable equivalent[1]	491	464	475	28		6	17		4
Net interest income- taxable equivalent	631	633	609	(2)		—	22		4
Less: Taxable-equivalent adjustment	4	4	4	—		(10)	—		(2)
Net interest income	627	629	605	(1)		—	23		4
Noninterest income	200	186	173	14		8	27		15
Total revenue	828	815	778	13		2	49		6
Noninterest expense	511	500	474	11		2	37		8
Pre-provision net revenue[3]	316	315	304	2		1	12		4
Provision for credit losses	35	55	110	(20)		(36)	(75)		(68)
Income before income taxes	281	260	194	22		8	87		45
Provision for income taxes	58	56	52	2		4	6		12
Net income	223	204	142	20		10	81		57
Net income attributable to noncontrolling interest	5	5	5	—		—	—		—
Net income attributable to controlling interest	218	199	137	20		10	81		59
Preferred stock dividends	5	15	8	(10)		(66)	(3)		(37)
Net income available to common shareholders	$213	$184	$129	$30		16%	$84		65%

Adjusted net income[4]	$234	$208	$163	$27		13%	$71		43%
Adjusted net income available to common shareholders[4]	$224	$195	$150	$29		15%	$74		49%
Common stock information
EPS	$0.40	$0.34	$0.23	$0.06		18%	$0.17		72%
Adjusted EPS[4]	$0.42	$0.36	$0.27	$0.06		17%	$0.15		56%
Diluted shares[8]	538	547	561	(9)		(2)%	(23)		(4)%
Key performance metrics
Net interest margin[6]	3.31%	3.38%	3.17%	(7)	bp		14	bp
Efficiency ratio	61.89	61.44	60.96	45			93
Adjusted efficiency ratio[4]	59.86	60.47	59.43	(61)			43
Effective income tax rate	20.58	21.49	26.67	(91)			(609)
Return on average assets	1.08	1.00	0.68	8			40
Adjusted return on average assets[4]	1.13	1.02	0.78	11			35
Return on average common equity (“ROCE")	10.1	9.0	6.3	112			382
Return on average tangible common equity (“ROTCE”)[4]	12.6	11.3	8.0	131			465
Adjusted ROTCE[4]	13.2	12.0	9.2	125			403
Noninterest income as a % of total revenue	24.06	22.75	22.23	131			183
Adjusted noninterest income as a % of total revenue[4]	23.95%	22.64%	22.11%	131	bp		184	bp
Balance Sheet (billions)
Average loans	$62.4	$62.0	$61.4	$0.4		1%	$1.0		2%
Average deposits	66.3	65.0	66.5	1.3		2	(0.3)		—
Average assets	82.4	81.7	83.2	0.6		1	(0.9)		(1)
Average common equity	$8.4	$8.2	$8.2	$0.2		2%	$0.2		3%
Asset Quality Highlights
Allowance for credit losses to loans and leases[4]	1.44%	1.41%	1.36%	3	bp		8	bp
Nonperforming loan and leases ratio	0.92%	0.91%	0.64%	1	bp		28	bp
Net charge-off ratio	0.15%	0.22%	0.61%	(6)	bp		(45)	bp
Net Charge-offs	$24	$34	$95	$(10)		(29)%	$(71)		(75)%
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	11.2%	11.0%	11.1%	18	bp		11	bp
Tier 1	12.2	12.1	12.1	19			12
Total Capital	13.9	13.7	13.6	21			26
Tier 1 leverage	10.6%	10.6%	10.5%	3	bp		17	bp
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

Third Quarter 2024 versus Second Quarter 2024

Net interest income
Net interest income (FTE) decreased $2 million to $631 million and net interest margin of 3.31% declined 7 basis points. Both changes were driven by increased deposit costs and higher levels of brokered deposits, partially offset by improvement within loan repricing.

Noninterest income
Noninterest income increased $14 million to $200 million, driven by a $7 million pick up in fixed income production ahead of anticipated rate cuts, as well $5 million of various other noninterest income items, including securities and other gains, higher Federal Home Loan Bank (FHLB) dividends, and bank owned life insurance (BOLI) benefits.

Noninterest expense
Noninterest expense of $511 million increased $11 million from the prior quarter. Third quarter notable items included a $2 million expense credit for the FDIC special assessment, $2 million of restructuring costs, and a $15 million impact related to Visa derivative valuation expenses. Adjusted noninterest expense of $497 million increased $2 million, including $3 million higher deferred compensation. A reduction in incentives from lower retention expense helped offset higher salary and benefits expense associated with higher day count and higher medical expenses.

Loans and leases
Average loan and lease balances of $62.4 billion were up $0.4 billion, or 1%, compared to the prior quarter, while period-end balances of $62.4 billion decreased $0.3 billion or 1% from second quarter 2024. Continued strong performance within loans to mortgage companies (LMC) partially offset reductions to C&I balances that were driven by a portfolio sale. Loan yields of 6.37% improved 3 basis points from wider spreads on new and renewing loans, as well as continued repricing of fixed rate cash flows.

Deposits
Average deposits of $66.3 billion increased $1.3 billion, or 2%, from second quarter 2024. Period-end deposits of $66.6 billion increased $1.8 billion, or 3%, from the prior quarter, as customer interest-bearing deposits increased by almost $1 billion and brokered deposits increased by $0.9 billion. Interest-bearing deposit cost of 3.44% increased 14 basis points from the prior quarter, with a spot rate of ~3.33% at the end of the quarter.

Asset quality
Provision expense of $35 million decreased $20 million from the previous quarter. Net charge-offs were $24 million or 15 basis points. Nonperforming loans of $578 million increased $4 million, with the increase in C&I slightly exceeding declines in consumer and commercial real estate. The ACL to loans ratio increased modestly from 1.41% in second quarter 2024 to 1.44%, driven by $8 million of qualitative reserves for Hurricane Helene and continued grade migration, partially offset by more favorable economic scenarios.

Capital
CET1 ratio of 11.2%, increased from 11.0% in second quarter 2024 as $75 million of excess capital was returned to shareholders through the share repurchase program. FHN repurchased 5 million shares of common stock in third quarter 2024 at an average price paid of $15.80. Year-to-date, FHN repurchased 29 million shares of common stock or $441 million under the $650 million share repurchase program, with an average price paid of $15.03, outperforming the volume weighted average price (VWAP) by $0.12.

Income taxes
The effective tax rate and the adjusted effective tax rate for third quarter 2024 were 20.6% and 20.8%, respectively, compared with an effective tax rate and adjusted tax rate of 21.5% in second quarter 2024.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends identify forward-looking statements. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been furnished as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report. FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Actual results could differ and expectations could change, possibly materially, because of one or more factors, including those factors mentioned in the reports listed above, those factors presented in the exhibits to that form 8-K, and other factors not listed.

Throughout this document, numbers may not foot due to rounding, references to EPS are fully diluted, and capital ratios for the most recent quarter are estimates.

Use of non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, pre-provision net revenue ("PPNR"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items, beginning on page 20.

Conference Call Information
Analysts, investors and interested parties may call toll-free starting at 8:15 a.m. CT on October 16, 2024 by dialing 1-833-470-1428 (if calling from the U.S.) or 404-975-4839 (if calling from outside the U.S) and entering access code 622725. The conference call will begin at 8:30 a.m. CT.

Participants can also opt to listen to the live audio webcast at https://ir.firsthorizon.com/events-and-presentations/default.aspx.

A replay of the call will be available beginning at noon CT on October 16 until midnight CT on October 30, 2024. To listen to the replay, dial 1-866-813-9403 (U.S. callers); the access code is 856467. A replay of the webcast will also be available on our website on October 16 and will be archived on the site for one year.

First Horizon Corp. (NYSE: FHN), with $82.6 billion in assets as of September 30, 2024, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states across the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - Natalie.Flanders@firsthorizon.com
Media Relations - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						3Q24 Change vs.
($s in millions, except per share data)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23
						$	%	$	%
Interest income - taxable equivalent[1]	$1,123	$1,097	$1,076	$1,090	$1,084	$26	2%	$39	4%
Interest expense- taxable equivalent[1]	491	464	448	469	475	28	6	17	4
Net interest income- taxable equivalent	631	633	628	621	609	(2)	—	22	4
Less: Taxable-equivalent adjustment	4	4	4	4	4	—	(10)	—	(2)
Net interest income	627	629	625	617	605	(1)	—	23	4
Noninterest income:
Fixed income	47	40	52	37	28	7	16	19	68
Mortgage banking	9	10	9	5	7	(1)	(12)	2	29
Brokerage, trust, and insurance	39	38	36	36	34	1	4	6	18
Service charges and fees	59	58	57	59	60	—	—	(1)	(2)
Card and digital banking fees	19	20	19	16	20	(1)	(3)	(1)	(5)
Deferred compensation income	6	3	9	6	—	3	107	6	NM
Other noninterest income	21	17	14	23	25	5	29	(3)	(13)
Total noninterest income	200	186	194	183	173	14	8	27	15
Total revenue	828	815	819	800	778	13	2	49	6
Noninterest expense:
Personnel expense:
Salaries and benefits	199	198	200	190	188	2	1	11	6
Incentives and commissions	76	79	92	82	77	(3)	(3)	(1)	(2)
Deferred compensation expense	6	3	9	7	—	3	114	7	NM
Total personnel expense	282	279	301	279	266	2	1	16	6
Occupancy and equipment[2]	73	72	72	71	67	2	3	6	9
Outside services	74	78	65	84	69	(4)	(5)	5	7
Amortization of intangible assets	11	11	11	12	12	—	—	(1)	(8)
Other noninterest expense	71	60	67	127	60	11	19	11	19
Total noninterest expense	511	500	515	572	474	11	2	37	8
Pre-provision net revenue[3]	316	315	304	227	304	2	1	12	4
Provision for credit losses	35	55	50	50	110	(20)	(36)	(75)	(68)
Income before income taxes	281	260	254	177	194	22	8	87	45
Provision for income taxes	58	56	57	(11)	52	2	4	6	12
Net income	223	204	197	188	142	20	10	81	57
Net income attributable to noncontrolling interest	5	5	5	5	5	—	—	—	—
Net income attributable to controlling interest	218	199	192	183	137	20	10	81	59
Preferred stock dividends	5	15	8	8	8	(10)	(66)	(3)	(37)
Net income available to common shareholders	$213	$184	$184	$175	$129	$30	16%	$84	65%
Common Share Data
EPS	$0.40	$0.34	$0.33	$0.31	$0.23	$0.06	18%	$0.17	73%
Basic shares	534	544	555	559	559	(10)	(2)	(24)	(4)
Diluted EPS	$0.40	$0.34	$0.33	$0.31	$0.23	$0.06	18	$0.17	72
Diluted shares[8]	538	547	558	561	561	(9)	(2)%	(23)	(4)%

Effective tax rate	20.6%	21.5%	22.5%	(6.2)%	26.7%
Numbers may not foot due to rounding. See footnote disclosures on page 19.

ADJUSTED[4] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 8
Quarterly, Unaudited

						3Q24 Change vs.
($s in millions, except per share data)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23
						$	%	$	%
Net interest income (FTE)[1]	$631	$633	$628	$621	$609	$(2)	—%	$22	4%
Adjusted noninterest income:
Fixed income	47	40	52	37	28	7	16	19	68
Mortgage banking	9	10	9	5	7	(1)	(12)	2	29
Brokerage, trust, and insurance	39	38	36	36	34	1	4	6	18
Service charges and fees	59	58	57	59	60	—	—	(1)	(2)
Card and digital banking fees	19	20	19	16	20	(1)	(3)	(1)	(5)
Deferred compensation income	6	3	9	6	—	3	107	6	NM
Adjusted other noninterest income	21	17	14	20	25	5	29	(3)	(13)
Adjusted total noninterest income	$200	$186	$194	$179	$173	$14	8%	$27	15%
Total revenue (FTE)[1]	$832	$819	$823	$800	$782	$12	2%	$49	6%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$199	$198	$199	$190	$188	$2	1%	$11	6%
Adjusted Incentives and commissions	76	78	87	80	68	(2)	(3)	7	11
Deferred compensation expense	6	3	9	7	—	3	114	7	NM
Adjusted total personnel expense	281	279	295	277	256	2	1	26	10
Adjusted occupancy and equipment[2]	73	72	72	71	67	2	3	6	8
Adjusted outside services	73	75	65	84	69	(2)	(3)	3	5
Amortization of intangible assets	11	11	11	12	12	—	—	(1)	(8)
Adjusted other noninterest expense	59	58	57	59	60	—	1	(2)	(3)
Adjusted total noninterest expense	$497	$495	$500	$502	$465	$2	—%	$32	7%

Adjusted pre-provision net revenue[4]	$335	$324	$323	$298	$318	$11	3%	$17	5%

Provision for credit losses	$35	$55	$50	$50	$110	$(20)	(36)%	$(75)	(68)%

Adjusted net income available to common shareholders	$224	$195	$195	$178	$150	$29	15%	$74	49%

Adjusted Common Share Data
Adjusted diluted EPS	$0.42	$0.36	$0.35	$0.32	$0.27	$0.06	17%	$0.15	56%
Diluted shares[8]	538	547	558	561	561	(9)	(2)%	(23)	(4)%

Adjusted effective tax rate	20.8%	21.5%	22.5%	21.7%	20.1%
Adjusted ROTCE	13.2%	12.0%	11.6%	11.1%	9.2%
Adjusted efficiency ratio	59.9%	60.5%	60.8%	62.8%	59.4%
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	3Q24	2Q24	1Q24	4Q23	3Q23
Summary of Notable Items:
Gain/(loss) related to equity securities investments (other noninterest income)	$—	$—	$—	$(6)	$—
Net gain on asset disposition (other noninterest income less incentives)	—	—	—	7	—
FDIC special assessment (other noninterest expense)	2	(2)	(10)	(68)	—
Other notable expenses *	(17)	(3)	(5)	—	(10)
Total notable items (pre-tax)	$(14)	$(5)	$(15)	$(67)	$(10)
Tax-related notable items **	$—	$—	$—	$48	$(13)
Preferred Stock Dividend ***	$—	$(7)	$—	$—	$—
Numbers may not foot due to rounding
* 3Q24, 2Q24, 1Q24 and 3Q23 include $2 million, $3 million, $5 million and $10 million of restructuring expenses; 3Q24 includes $15 million of Visa derivative valuation expenses.
** 4Q23 includes a $48 million after-tax benefit primarily from the resolution of IberiaBank merger-related tax items; 3Q23 includes after-tax notable items of $24 million related to the surrender of approximately $214 million in book value of bank owned life insurance policies, partially offset by an $11 million benefit from merger-related tax items.
*** 2Q24 includes $7 million deemed dividends on the redemption of $100 million par value of Series D Preferred Stock.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

(In millions)	3Q24	2Q24	1Q24	4Q23	3Q23
Impacts of Notable Items:
Noninterest income:
Other noninterest income	$—	$—	$—	$(4)	$—
Total noninterest income	$—	$—	$—	$(4)	$—

Noninterest expense:
Personnel expenses:
Salaries and benefits	$—	$—	$—	$—	$—
Incentives and commissions	—	(1)	(5)	(2)	(9)
Total personnel expenses	(1)	(1)	(5)	(2)	(10)
Outside services	(1)	(3)	—	—	—
Other noninterest expense	(13)	(2)	(10)	(68)	—
Total noninterest expense	$(14)	$(5)	$(15)	$(70)	$(10)

Income before income taxes	$14	$5	$15	$67	$10
Provision for income taxes *	4	1	3	64	(11)
Preferred stock dividends **	—	(7)	—	—	—
Net income/(loss) available to common shareholders	$11	$11	$12	$3	$20
EPS impact of notable items	$0.02	$0.02	$0.02	$0.01	$0.04
Numbers may not foot due to rounding.
* 4Q23 includes a $48 million after-tax benefit primarily from the resolution of IberiaBank merger-related tax items; 3Q23 includes after-tax notable items of $24 million related to the surrender of approximately $214 million in book value of bank owned life insurance policies, partially offset by an $11 million benefit from merger-related tax items.
** 2Q24 includes $7 million deemed dividends on the redemption of $100 million par value of Series D Preferred Stock.

FINANCIAL RATIOS
Quarterly, Unaudited
						3Q24 Change vs.
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24			3Q23
FINANCIAL RATIOS						$/bp		%	$/bp		%
Net interest margin[6]	3.31%	3.38%	3.37%	3.27%	3.17%	(7)	bp		14	bp
Return on average assets	1.08%	1.00%	0.97%	0.91%	0.68%	8			40
Adjusted return on average assets[4]	1.13%	1.02%	1.03%	0.92%	0.78%	11			35
Return on average common equity (“ROCE”)	10.10%	8.98%	8.76%	8.60%	6.28%	112			382
Return on average tangible common equity (“ROTCE”)[4]	12.60%	11.29%	10.95%	10.89%	7.95%	131			465
Adjusted ROTCE[4]	13.24%	11.99%	11.65%	11.05%	9.21%	125			403
Noninterest income as a % of total revenue	24.06%	22.75%	23.72%	23.33%	22.23%	131			183
Adjusted noninterest income as a % of total revenue[4]	23.95%	22.64%	23.61%	22.32%	22.11%	131			184
Efficiency ratio	61.89%	61.44%	62.92%	71.14%	60.96%	45			93
Adjusted efficiency ratio[4]	59.86%	60.47%	60.78%	62.84%	59.43%	(61)			43
Allowance for credit losses to loans and leases[4]	1.44%	1.41%	1.40%	1.40%	1.36%	(9)			(4)

CAPITAL DATA
CET1 capital ratio*	11.2%	11.0%	11.3%	11.4%	11.1%	18	bp		11	bp
Tier 1 capital ratio*	12.2%	12.1%	12.3%	12.4%	12.1%	19	bp		12	bp
Total capital ratio*	13.9%	13.7%	13.9%	14.0%	13.6%	21	bp		26	bp
Tier 1 leverage ratio*	10.6%	10.6%	10.8%	10.7%	10.5%	3	bp		17	bp
Risk-weighted assets (“RWA”) (billions)*	$71.4	$71.9	$71.1	$71.1	$71.9	$(0.5)		(1)%	$(0.4)		(1)%
Total equity to total assets	11.27%	10.89%	11.21%	11.38%	10.65%	38	bp		62	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	8.56%	8.14%	8.33%	8.48%	7.76%	42	bp		80	bp
Period-end shares outstanding (millions)[8]	532	537	549	559	559	(5)		(1)%	(27)		(5)%
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15	$—		—%	$—		—%
Book value per common share	$16.15	$15.34	$15.23	$15.17	$14.28	$0.81		5%	$1.87		13%
Tangible book value per common share[4]	$13.02	$12.22	$12.16	$12.13	$11.22	$0.81		7%	$1.80		16%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	93.80%	96.89%	93.93%	93.18%	92.18%	(309)	bp		162	bp
Loans-to-deposit ratio (average balances)	94.19%	95.49%	93.54%	91.53%	92.35%	(130)	bp		184	bp
Full-time equivalent associates	7,186	7,297	7,327	7,277	7,340	(111)		(2)%	(154)		(2)%
*Current quarter is an estimate.
See footnote disclosures on page 19.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						3Q24 Change vs.
(In millions)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23
Assets:						$	%	$	%

Loans and leases:
Commercial, financial, and industrial (C&I)	$33,092	$33,452	$32,911	$32,632	$33,163	$(361)	(1)%	$(71)	—%
Commercial real estate	14,705	14,669	14,426	14,216	14,121	37	—	585	4
Total Commercial	47,797	48,121	47,337	46,849	47,283	(324)	(1)	514	1
Consumer real estate	13,961	13,909	13,645	13,650	13,685	51	—	276	2
Credit card and other[5]	688	751	771	793	809	(63)	(8)	(122)	(15)
Total Consumer	14,648	14,660	14,416	14,443	14,494	(12)	—	154	1
Loans and leases, net of unearned income	62,445	62,781	61,753	61,292	61,778	(335)	(1)	668	1
Loans held for sale	494	471	395	502	613	23	5	(119)	(19)
Investment securities	9,530	9,221	9,460	9,714	9,435	308	3	95	1
Trading securities	1,549	1,249	1,161	1,412	1,231	300	24	319	26
Interest-bearing deposits with banks	1,286	1,452	1,885	1,328	1,917	(167)	(11)	(631)	(33)
Federal funds sold and securities purchased under agreements to resell	1,008	487	817	719	416	520	107	592	142
Total interest earning assets	76,311	75,662	75,470	74,967	75,389	650	1	923	1
Cash and due from banks	1,028	969	749	1,012	1,022	59	6	6	1
Goodwill and other intangible assets, net	1,663	1,674	1,685	1,696	1,709	(11)	(1)	(45)	(3)
Premises and equipment, net	572	584	586	590	590	(12)	(2)	(19)	(3)
Allowance for loan and lease losses	(823)	(821)	(787)	(773)	(760)	(2)	—	(63)	(8)
Other assets	3,883	4,162	4,094	4,169	4,584	(279)	(7)	(700)	(15)
Total assets	$82,635	$82,230	$81,799	$81,661	$82,533	$405	—%	$101	—%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$26,634	$25,437	$25,847	$25,082	$25,590	$1,196	5%	$1,044	4%
Time deposits	8,326	7,163	6,297	6,804	7,783	1,163	16	543	7
Other interest-bearing deposits	15,403	15,845	17,186	16,689	15,817	(442)	(3)	(414)	(3)
Total interest-bearing deposits	50,363	48,446	49,331	48,576	49,190	1,917	4	1,173	2
Trading liabilities	767	423	467	509	366	345	82	401	110
Federal funds purchased and securities sold under agreements to repurchase	1,910	2,572	2,137	2,223	2,015	(661)	(26)	(105)	(5)
Short-term borrowings	675	1,943	566	326	492	(1,269)	(65)	183	37
Term borrowings	1,202	1,175	1,165	1,150	1,157	27	2	45	4
Total interest-bearing liabilities	54,918	54,559	53,665	52,783	53,220	359	1	1,697	3
Noninterest-bearing deposits	16,212	16,348	16,410	17,204	17,825	(136)	(1)	(1,614)	(9)
Other liabilities	2,189	2,368	2,550	2,383	2,694	(179)	(8)	(505)	(19)
Total liabilities	73,318	73,275	72,626	72,370	73,740	44	—	(421)	(1)
Shareholders' Equity:
Preferred stock	426	426	520	520	520	—	—	(94)	(18)
Common stock	333	336	343	349	349	(3)	(1)	(17)	(5)
Capital surplus	4,947	5,007	5,214	5,351	5,337	(60)	(1)	(391)	(7)
Retained earnings	4,304	4,172	4,072	3,964	3,874	132	3	430	11
Accumulated other comprehensive loss, net	(989)	(1,281)	(1,271)	(1,188)	(1,582)	292	23	593	37
Combined shareholders' equity	9,021	8,660	8,878	8,996	8,498	361	4	523	6
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,316	8,955	9,173	9,291	8,794	361	4	523	6
Total liabilities and shareholders' equity	$82,635	$82,230	$81,799	$81,661	$82,533	$405	—%	$101	—%
Memo:
Total deposits	$66,575	$64,794	$65,741	$65,780	$67,015	$1,781	3%	$(440)	(1)%
Loans to mortgage companies	$3,244	$2,934	$2,366	$2,024	$2,237	$310	11%	$1,007	45%
Unfunded Loan Commitments:
Commercial	$18,180	$18,781	$19,996	$21,328	$22,063	$(601)	(3)%	$(3,883)	(18)%
Consumer	$4,281	$4,334	$4,383	$4,401	$4,432	$(53)	(1)%	$(150)	(3)%
Numbers may not foot due to rounding. See footnote disclosures on page 19.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						3Q24 Change vs.
(In millions)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23
Assets:						$	%	$	%
Loans and leases:
Commercial, financial, and industrial (C&I)	$33,074	$32,909	$32,389	$32,520	$33,042	$165	1%	$32	—%
Commercial real estate	14,684	14,576	14,367	14,210	13,999	108	1	685	5
Total Commercial	47,758	47,485	46,756	46,730	47,041	273	1	717	2
Consumer real estate	13,935	13,783	13,615	13,664	13,575	152	1	360	3
Credit card and other[5]	720	761	781	802	816	(42)	(5)	(97)	(12)
Total Consumer	14,654	14,544	14,396	14,466	14,391	110	1	263	2
Loans and leases, net of unearned income	62,413	62,029	61,152	61,197	61,432	384	1	981	2
Loans held-for-sale	491	462	454	547	782	29	6	(291)	(37)
Investment securities	9,400	9,261	9,590	9,394	9,811	140	2	(410)	(4)
Trading securities	1,469	1,367	1,245	1,225	1,099	102	7	370	34
Interest-bearing deposits with banks	1,741	1,449	1,793	2,556	2,867	293	20	(1,126)	(39)
Federal funds sold and securities purchased under agreements to resell	607	676	544	529	315	(70)	(10)	291	92
Total interest earning assets	76,121	75,243	74,778	75,448	76,306	878	1	(184)	—
Cash and due from banks	905	904	948	994	997	1	—	(92)	(9)
Goodwill and other intangibles assets, net	1,669	1,680	1,691	1,702	1,714	(11)	(1)	(46)	(3)
Premises and equipment, net	578	585	587	589	592	(7)	(1)	(15)	(3)
Allowances for loan and lease losses	(827)	(810)	(789)	(772)	(766)	(17)	(2)	(61)	(8)
Other assets	3,921	4,120	4,028	4,352	4,377	(198)	(5)	(456)	(10)
Total assets	$82,366	$81,721	$81,243	$82,313	$83,220	$646	1%	$(854)	(1)%

Liabilities and shareholders' equity:
Deposits:
Savings	$26,062	$25,462	$25,390	$25,799	$24,963	$600	2%	$1,099	4%
Time deposits	8,167	6,683	6,628	7,372	8,087	1,484	22	80	1
Other interest-bearing deposits	15,923	16,484	16,735	16,344	15,329	(561)	(3)	594	4
Total interest-bearing deposits	50,153	48,629	48,753	49,515	48,379	1,524	3	1,774	4
Trading liabilities	576	605	462	386	276	(30)	(5)	300	109
Federal funds purchased and securities sold under agreements to repurchase	2,132	2,208	2,014	1,982	1,970	(77)	(3)	162	8
Short-term borrowings	884	1,267	537	437	1,790	(383)	(30)	(906)	(51)
Term borrowings	1,188	1,170	1,156	1,156	1,161	18	2	27	2
Total interest-bearing liabilities	54,931	53,879	52,921	53,475	53,575	1,053	2	1,356	3
Noninterest-bearing deposits	16,111	16,332	16,626	17,347	18,145	(221)	(1)	(2,034)	(11)
Other liabilities	2,196	2,561	2,445	2,585	2,522	(365)	(14)	(326)	(13)
Total liabilities	73,238	72,772	71,992	73,407	74,242	467	1	(1,004)	(1)
Shareholders' Equity:
Preferred stock	426	426	520	520	520	—	—	(94)	(18)
Common stock	334	340	347	349	349	(6)	(2)	(15)	(4)
Capital surplus	4,973	5,127	5,301	5,343	5,330	(155)	(3)	(358)	(7)
Retained earnings	4,254	4,122	4,028	3,935	3,861	132	3	392	10
Accumulated other comprehensive loss, net	(1,154)	(1,361)	(1,240)	(1,538)	(1,378)	208	15	225	16
Combined shareholders' equity	8,833	8,654	8,956	8,610	8,683	179	2	150	2
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,128	8,949	9,251	8,905	8,978	179	2	150	2
Total liabilities and shareholders' equity	$82,366	$81,721	$81,243	$82,313	$83,220	$646	1%	$(854)	(1)%
Memo:
Total deposits	$66,263	$64,960	$65,379	$66,862	$66,523	$1,303	2%	$(260)	—%
Loans to mortgage companies	$2,875	$2,440	$1,847	$1,948	$2,353	$435	18%	$522	22%
Numbers may not foot due to rounding. See footnote disclosures on page 19.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
											3Q24 Change vs.
	3Q24		2Q24		1Q24		4Q23		3Q23		2Q24			3Q23
(In millions, except rates)	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense			Income/Expense
											$/bp		%	$/bp		%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$813	6.78%	$800	6.78%	$782	6.73%	$783	6.65%	$779	6.58%	$13		2%	$34		4%
Consumer	186	5.05	179	4.91	173	4.80	171	4.71	165	4.55	7		4	21		13
Loans and leases, net of unearned income	999	6.37	978	6.34	955	6.28	954	6.19	944	6.10	20		2	55		6
Loans held-for-sale	10	7.77	9	7.50	9	7.80	11	8.34	15	7.88	1		10	(6)		(38)
Investment securities	61	2.58	60	2.58	61	2.54	61	2.62	62	2.54	1		2	(1)		(2)
Trading securities	22	6.05	22	6.30	20	6.48	20	6.63	19	7.03	1		3	3		15
Interest-bearing deposits with banks	24	5.40	20	5.46	24	5.46	35	5.46	39	5.34	4		20	(15)		(39)
Federal funds sold and securities purchased under agreements	8	5.23	9	5.31	7	5.16	7	5.32	4	5.06	(1)		(11)	4		98
Interest income	$1,123	5.88%	$1,097	5.86%	$1,076	5.78%	$1,089	5.74%	$1,084	5.64%	$26		2%	$39		4%

Interest bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$225	3.43%	$208	3.29%	$206	3.27%	$222	3.42%	$219	3.48%	$17		8%	$6		3%
Time deposits	95	4.63	74	4.45	73	4.42	82	4.42	89	4.35	21		29	6		7
Other interest-bearing deposits	114	2.85	117	2.86	119	2.86	116	2.81	102	2.64	(3)		(3)	12		12
Total interest-bearing deposits	434	3.44	399	3.30	398	3.28	420	3.37	409	3.36	35		9	25		6
Trading liabilities	6	4.13	7	4.46	5	4.31	4	4.59	3	4.20	(1)		(11)	3		105
Federal funds purchased and securities sold under agreements to repurchase	23	4.20	24	4.36	21	4.24	22	4.35	21	4.24	(1)		(6)	1		7
Short-term borrowings	12	5.52	17	5.48	7	5.43	6	5.41	24	5.42	(5)		(29)	(12)		(50)
Term borrowings	17	5.64	17	5.64	17	5.71	17	5.75	17	5.82	—		1	—		(1)
Interest expense	491	3.56	464	3.46	448	3.40	469	3.48	475	3.52	28		6	17		4
Net interest income - tax equivalent basis	631	2.32	633	2.40	628	2.38	621	2.26	609	2.12	(2)		—	22		4
Fully taxable equivalent adjustment	(4)	0.99	(4)	0.98	(4)	0.99	(4)	1.01	(4)	1.05	—		10	—		2
Net interest income	$627	3.31%	$629	3.38%	$625	3.37%	$617	3.27%	$605	3.17%	$(1)		—%	$23		4%

Memo:
Total loan yield		6.37%		6.34%		6.28%		6.19%		6.10%	3	bp		27	bp
Total deposit cost		2.61%		2.47%		2.45%		2.49%		2.44%	14	bp		17	bp
Total funding cost		2.75%		2.66%		2.59%		2.63%		2.63%	9	bp		12	bp
Average loans and leases, net of unearned income	$62,413		$62,029		$61,152		$61,197		$61,432		$384		1%	$981		2%
Average deposits	66,263		64,960		65,379		66,862		66,523		1,303		2%	(260)		—%
Average funded liabilities	71,042		70,210		69,547		70,822		71,720		$831		1%	$(678)		(1)%
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					3Q24 change vs.
(In millions, except ratio data)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$190	$167	$206	$184	$123	$22	13%	$67	54%
Commercial real estate	259	261	157	136	125	(2)	(1)	134	NM
Consumer real estate	128	143	140	139	145	(15)	(11)	(17)	(12)
Credit card and other[5]	1	2	2	2	2	—	(26)	(1)	(33)
Total nonperforming loans and leases	$578	$574	$505	$462	$394	$4	1%	$183	47%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.57%	0.50%	0.63%	0.57%	0.37%
Commercial real estate	1.76	1.78	1.09	0.96	0.88
Consumer real estate	0.92	1.03	1.02	1.02	1.06
Credit card and other[5]	0.20	0.25	0.20	0.30	0.26
Total nonperforming loans and leases to loans and leases	0.92%	0.91%	0.82%	0.75%	0.64%
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					3Q24 change vs.
(In millions)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$1	$—	$—	$1	$3	$1	13%	$(2)	(81)%
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	13	3	6	17	12	10	NM	2	14
Credit card and other[5]	3	2	3	3	3	1	25	—	13
Total loans and leases 90 days or more past due and accruing	$17	$6	$10	$21	$17	$11	NM	$—	NM
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of					3Q24 change vs.
(In millions, except ratio data)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23
Charge-off, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I) *	$12	$24	$28	$31	$92	$(12)	(48)%	$(79)	(86)%
Commercial real estate	15	19	12	2	5	(4)	(20)	10	NM
Consumer real estate	1	1	—	1	1	—	(40)	—	(2)
Credit card and other[5]	5	5	6	6	7	—	4	(2)	(30)
Total gross charge-offs	$33	$49	$46	$41	$104	$(16)	(32)%	$(71)	(68)%
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(4)	$(11)	$(3)	$(2)	$(5)	$7	61%	$1	12%
Commercial real estate	(1)	—	—	—	—	(1)	NM	—	(87)
Consumer real estate	(3)	(2)	(1)	(2)	(2)	—	(3)	—	(15)
Credit card and other[5]	(1)	(1)	(2)	(1)	(1)	—	(7)	—	(14)
Total gross recoveries	$(9)	$(15)	$(6)	$(5)	$(9)	$6	40%	$—	(3)%
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I) *	$8	$13	$25	$29	$86	$(5)	(37)%	$(78)	(91)%
Commercial real estate	14	19	12	2	4	(5)	(24)	10	NM
Consumer real estate	(2)	(1)	(1)	—	(2)	—	(33)	—	(22)
Credit card and other[5]	3	3	4	5	6	—	2	(2)	(39)
Total net charge-offs	$24	$34	$40	$36	$95	$(10)	(29)%	$(71)	(75)%

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I) *	0.10%	0.16%	0.31%	0.36%	1.04%
Commercial real estate	0.39	0.53	0.35	0.06	0.12
Consumer real estate	(0.05)	(0.04)	(0.03)	—	(0.05)
Credit card and other[5]	1.92	1.79	1.98	2.36	2.77
Total loans and leases	0.15%	0.22%	0.27%	0.23%	0.61%
Numbers may not foot due to rounding.
•3Q23 increase driven by a single credit from a company in bankruptcy.
See footnote disclosures on page 19.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					3Q24 Change vs.
(In millions)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$821	$787	$773	$760	$737	$34	4%	$84	11%
Charge-offs:
Commercial, financial, and industrial (C&I) *	(12)	(24)	(28)	(31)	(92)	12	48	79	86
Commercial real estate	(15)	(19)	(12)	(2)	(5)	4	20	(10)	NM
Consumer real estate	(1)	(1)	—	(1)	(1)	—	40	—	2
Credit card and other[5]	(5)	(5)	(6)	(6)	(7)	—	(4)	2	30
Total charge-offs	(33)	(49)	(46)	(41)	(104)	16	32	71	68
Recoveries:
Commercial, financial, and industrial (C&I)	4	11	3	2	5	(7)	(61)	(1)	(12)
Commercial real estate	1	—	—	—	—	1	NM	—	87
Consumer real estate	3	2	1	2	2	—	3	—	15
Credit card and other[5]	1	1	2	1	1	—	7	—	14
Total Recoveries	9	15	6	5	9	(6)	(40)	—	3
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I) *	15	9	34	33	96	6	65	(81)	(84)
Commercial real estate	11	59	21	6	14	(48)	(81)	(3)	(19)
Consumer real estate	(3)	(1)	(3)	5	5	(2)	NM	(8)	NM
Credit card and other[5]	2	—	3	5	3	2	NM	(1)	(25)
Total provision for loan and lease losses:	26	68	54	49	118	(42)	(62)	(92)	(78)
Allowance for loan and lease losses - ending	$823	$821	$787	$773	$760	$2	—%	$63	8%

Reserve for unfunded commitments - beginning	$66	$79	$83	$82	$90	$(13)	(17)%	$(24)	(27)%
Cumulative effect of change in accounting principle	—	—	—	—	—	—	NM	—	NM
Acquired reserve for unfunded commitments	—	—	—	—	—	—	NM	—	NM
Provision for unfunded commitments	9	(13)	(4)	1	(8)	22	NM	17	NM
Reserve for unfunded commitments - ending	$75	$66	$79	$83	$82	$9	14%	$(7)	(9)%
Total allowance for credit losses- ending	$897	$887	$865	$856	$842	$11	—%	$56	7%
Numbers may not foot due to rounding.
•3Q23 increase driven by a single credit from a company in bankruptcy.
See footnote disclosures on page 19.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	3Q24	2Q24	1Q24	4Q23	3Q23

Allowance for loans and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	1.06%	1.03%	1.06%	1.04%	1.01%
Commercial real estate	1.48%	1.51%	1.26%	1.21%	1.19%
Consumer real estate	1.65%	1.66%	1.69%	1.71%	1.67%
Credit card and other[5]	3.39%	3.26%	3.57%	3.63%	3.48%
Total allowance for loans and lease losses to loans and leases	1.32%	1.31%	1.27%	1.26%	1.23%
Allowance for loans and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	185%	205%	168%	184%	273%
Commercial real estate	84%	85%	115%	126%	135%
Consumer real estate	180%	161%	165%	168%	158%
Credit card and other[5]	1,672%	1,295%	1,766%	1,202%	1,364%
Total allowance for loans and lease losses to nonperforming loans and leases	142%	143%	156%	167%	193%

Allowance for credit losses ratios
Total allowance for credit losses to loans and leases[4]	1.44%	1.41%	1.40%	1.40%	1.36%
Total allowance for credit losses to nonperforming loans and leases[4]	155%	155%	171%	185%	214%
See footnote disclosures on page 19.

REGIONAL BANKING
Quarterly, Unaudited

						3Q24 Change vs.
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24			3Q23
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$517	$522	$532	$549	$558	$(5)		(1)%	$(41)		(7)%
Noninterest income	113	109	105	106	106	4		4	7		7
Total revenue	630	631	637	655	664	(1)		—	(34)		(5)
Noninterest expense	329	333	324	334	311	(5)		(1)	18		6
Pre-provision net revenue[3]	302	298	314	321	353	4		1	(52)		(15)
Provision for credit losses	33	57	28	28	112	(24)		(42)	(79)		(70)
Income before income tax expense	269	241	286	293	241	28		12	27		11
Income tax expense	63	55	67	69	56	7		13	7		12
Net income	$206	$185	$219	$224	$185	$21		11%	$21		11%

Average Balances (billions)
Total loans and leases	$41.0	$41.0	$40.6	$40.6	$40.6	$—		—%	$0.4		1%
Interest-earning assets	41.0	41.0	40.6	40.6	40.6	—		—	0.4		1
Total assets	43.4	43.5	43.1	43.2	43.2	(0.1)		—	0.2		—
Total deposits	57.6	57.5	57.8	58.6	58.0	0.1		—	(0.4)		(1)

Key Metrics
Net interest margin[6]	5.04%	5.15%	5.30%	5.39%	5.48%	(11)	bp		(44)	bp
Efficiency ratio	52.12%	52.80%	50.79%	50.98%	46.78%	(68)	bp		534	bp
Loans-to-deposits ratio (period-end balances)	71.21%	72.05%	69.82%	68.76%	69.68%	(84)	bp		153	bp
Loans-to-deposits ratio (average-end balances)	71.22%	71.32%	70.18%	69.34%	70.03%	(10)	bp		119	bp
Return on average assets (annualized)	1.89%	1.71%	2.04%	2.06%	1.70%	18	bp		19	bp
Return on allocated equity[7]	23.71%	21.47%	25.40%	25.89%	21.34%	224	bp		237	bp
Financial center locations	416	418	418	418	418	(2)			(2)
Numbers may not foot to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19.

Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

SPECIALTY BANKING
Quarterly, Unaudited

						3Q24 Change vs.
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24			3Q23
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$166	$158	$153	$153	$160	$8		5%	$5		3%
Noninterest income	67	64	72	64	49	3		5	19		38
Total revenue	233	222	224	217	209	11		5	24		11
Noninterest expense	104	103	104	101	96	2		2	9		9
Pre-provision net revenue[3]	129	119	120	116	113	9		8	15		13
Provision for credit losses	3	1	23	31	2	2		NM	—		8
Income before income tax expense	126	119	97	85	111	7		6	15		14
Income tax expense	31	29	24	21	27	2		6	4		14
Net income	$95	$90	$74	$64	$84	$6		6%	$11		14%

Average Balances (billions)
Total loans and leases	$21.1	$20.7	$20.2	$20.1	$20.4	$0.4		2%	$0.7		3%
Interest-earning assets	23.7	23.3	22.4	22.4	22.7	0.4		2	1.0		5
Total assets	24.9	24.6	23.8	23.9	24.1	0.4		1	0.9		4
Total deposits	4.0	3.9	4.0	4.2	4.1	0.1		3	(0.1)		(2)

Key Metrics
Fixed income product average daily revenue (thousands)	$593	$488	$731	$463	$301	$105		22%	$292		97%
Net interest margin[6]	2.79%	2.73%	2.74%	2.71%	2.81%	6	bp		(2)	bp
Efficiency ratio	44.79%	46.23%	46.41%	46.62%	45.82%	(144)	bp		(103)	bp
Loans-to-deposits ratio (period-end balances)	505%	551%	539%	524%	493%	(4,560)	bp		1,192	bp
Loans-to-deposits ratio (average-end balances)	530%	535%	506%	482%	501%	(499)	bp		2,838	bp
Return on average assets (annualized)	1.52%	1.47%	1.25%	1.06%	1.39%	5	bp		13	bp
Return on allocated equity[7]	17.19%	16.88%	14.12%	12.39%	17.19%	31	bp		—	bp
Numbers may not foot to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, and mortgage. In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						3Q24 Change vs.
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24		3Q23
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$(55)	$(51)	$(60)	$(85)	$(113)	$(4)	(8)%	$58	51%
Noninterest income	19	13	18	13	18	7	54	1	5
Total revenues	(36)	(39)	(43)	(72)	(95)	3	7	59	62
Noninterest expense	78	64	87	137	68	14	22	11	16
Pre-provision net revenue[3]	(114)	(103)	(130)	(210)	(163)	(11)	(11)	49	30
Provision for credit losses	(1)	(3)	(1)	(9)	(5)	2	78	4	85
Income before income tax expense	(114)	(100)	(129)	(200)	(158)	(14)	(14)	45	28
Income tax expense (benefit)	(36)	(29)	(34)	(100)	(31)	(7)	(24)	(5)	(15)
Net income/(loss)	$(78)	$(71)	$(96)	$(100)	$(127)	$(7)	(10)%	$49	39%

Average Balance Sheet (billions)
Interest bearing assets	$11.4	$11.0	$11.8	$12.4	$13.0	$0.4	4%	$(1.6)	(12)%
Total assets	14.0	13.6	14.4	15.2	15.9	0.4	3	(1.9)	(12)
Numbers may not foot to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, credit risk, and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and reconcile to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 20.
5 Credit card and other includes $184 million of commercial credit card balances at September 30, 2024.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent, and, where applicable state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 Share count was impacted by the repurchase of 11 million shares during 1Q24, 14 million shares during 2Q24, and 5 million shares in 3Q24.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)	3Q24	2Q24	1Q24	4Q23	3Q23

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$9,316	$8,955	$9,173	$9,291	$8,794
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	426	426	520	520	520
(B) Total common equity	$8,595	$8,234	$8,358	$8,476	$7,978
Less: Intangible assets (GAAP) (b)	1,663	1,674	1,685	1,696	1,709
(C) Tangible common equity (Non-GAAP)	$6,931	$6,560	$6,673	$6,779	$6,270

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$82,635	$82,230	$81,799	$81,661	$82,533
Less: Intangible assets (GAAP) (b)	1,663	1,674	1,685	1,696	1,709
(E) Tangible assets (Non-GAAP)	$80,971	$80,556	$80,114	$79,965	$80,825

Period-end Shares Outstanding
(F) Period-end shares outstanding	532	537	549	559	559

Ratios
(A)/(D) Total equity to total assets (GAAP)	11.27%	10.89%	11.21%	11.38%	10.65%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.56%	8.14%	8.33%	8.48%	7.76%
(B)/(F) Book value per common share (GAAP)	$16.15	$15.34	$15.23	$15.17	$14.28
(C)/(F) Tangible book value per common share (Non-GAAP)	$13.02	$12.22	$12.16	$12.13	$11.22
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)		3Q24	2Q24	1Q24	4Q23	3Q23

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$213	$184	$184	$175	$129
Plus Total notable items (after-tax) (Non-GAAP) (a)		$11	$11	$12	$3	$20
Adjusted net income available to common shareholders (Non-GAAP)	b	$224	$195	$196	$178	$150

Diluted Shares (GAAP)[8]	c	538	547	558	561	561

Diluted EPS (GAAP)	a/c	$0.40	$0.34	$0.33	$0.31	$0.23
Adjusted diluted EPS (Non-GAAP)	b/c	$0.42	$0.36	$0.35	$0.32	$0.27

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$223	$204	$197	$188	$142
Plus Relevant notable items (after-tax) (Non-GAAP) (a)		$11	$4	$12	$3	$20
Adjusted NI (Non-GAAP)		$234	$208	$209	$191	$163

NI (annualized) (GAAP)	d	$889	$820	$791	$746	$565
Adjusted NI (annualized) (Non-GAAP)	e	$932	$836	$838	$757	$646

Average assets (GAAP)	f	$82,366	$81,721	$81,243	$82,313	$83,220

ROA (GAAP)	d/f	1.08%	1.00%	0.97%	0.91%	0.68%
Adjusted ROA (Non-GAAP)	e/f	1.13%	1.02%	1.03%	0.92%	0.78%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	g	$849	$739	$739	$695	$513
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$892	$785	$787	$706	$594

Average Common Equity (GAAP)	i	$8,407	$8,228	$8,436	$8,090	$8,163
Intangible Assets (GAAP) (b)		1,669	1,680	1,691	1,702	1,714
Average Tangible Common Equity (Non-GAAP)	j	$6,738	$6,548	$6,745	$6,388	$6,448

ROCE (GAAP)	g/i	10.10%	8.98%	8.76%	8.60%	6.28%
ROTCE (Non-GAAP)	g/j	12.60%	11.29%	10.95%	10.89%	7.95%
Adjusted ROTCE (Non-GAAP)	h/j	13.24%	11.99%	11.65%	11.05%	9.21%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		3Q24	2Q24	1Q24	4Q23	3Q23

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	k	$200	$186	$194	$183	$173
Plus notable items (pretax) (GAAP) (a)		—	—	—	(4)	—
Adjusted noninterest income (Non-GAAP)	l	$200	$186	$194	$179	$173

Revenue (GAAP)	m	$828	$815	$819	$800	$778
Taxable-equivalent adjustment		4	4	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		832	819	823	804	782
Plus notable items (pretax) (GAAP) (a)		—	—	—	(4)	—
Adjusted revenue (Non-GAAP)	n	$832	$819	$823	$800	$782

Securities gains/(losses) (GAAP)	o	$1	$1	$—	$(5)	$—

Noninterest income as a % of total revenue (GAAP)	(k-o)/ (m-o)	24.06%	22.75%	23.72%	23.33%	22.23%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	23.95%	22.64%	23.61%	22.32%	22.11%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	p	$511	$500	$515	$572	$474
Plus notable items (pretax) (GAAP) (a)		(14)	(5)	(15)	(70)	(10)
Adjusted noninterest expense (Non-GAAP)	q	$497	$495	$500	$502	$465

Revenue (GAAP)	r	$828	$815	$819	$800	$778
Taxable-equivalent adjustment		4	4	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		832	819	823	804	782
Plus notable items (pretax) (GAAP) (a)		—	—	—	(4)	—
Adjusted revenue (Non-GAAP)	s	$832	$819	$823	$800	$782

Securities gains/(losses) (GAAP)	t	$1	$1	$—	$(5)	$—

Efficiency ratio (GAAP)	p/ (r-t)	61.89%	61.44%	62.92%	71.14%	60.96%
Adjusted efficiency ratio (Non-GAAP)	q/s	59.86%	60.47%	60.78%	62.84%	59.43%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	Period-end				Average
	3Q24	2Q24	3Q24 vs. 2Q24		3Q24	2Q24	3Q24 vs. 2Q24
Loans excluding LMC
Total Loans (GAAP)	$62,445	$62,781	$(335)	(1)%	$62,413	$62,029	$384	1%
LMC (GAAP)	3,244	2,934	$310	11%	$2,875	$2,440	$435	18%
Total Loans excl. LMC (Non-GAAP)	59,201	59,847	$(645)	(1)%	$59,538	$59,589	$(51)	—%
Total Consumer (GAAP)	14,648	14,660	(12)	—%	14,654	14,544	110	1%
Total Commercial excl. LMC (Non-GAAP)	44,553	45,187	(634)	(1)%	$44,883	$45,045	(161)	—%
Total CRE (GAAP)	14,705	14,669	37	—%	$14,684	$14,576	108	1%
Total C&I excl. LMC (Non-GAAP)	$29,848	$30,518	$(671)	(2)%	$30,199	$30,469	(270)	(1)%
Numbers may not foot due to rounding.

		3Q24	2Q24	1Q24	4Q23	3Q23
Allowance for credit losses to loans and leases and Allowance for credit losses to nonperforming loans and leases
Allowance for loan and lease losses (GAAP)	A	$823	$821	$787	$773	$760
Reserve for unfunded commitments (GAAP)		75	66	79	83	82
Allowance for credit losses (Non-GAAP)	B	$897	$887	$865	$856	$842

Loans and leases (GAAP)	C	$62,445	$62,781	$61,753	$61,292	$61,778
Nonaccrual loans and leases (GAAP)	D	$578	$574	$505	$462	$394

Allowance for loans and lease losses to loans and leases (GAAP)	A/C	1.32%	1.31%	1.27%	1.26%	1.23%
Allowance for credit losses to loans and leases (Non-GAAP)	B/C	1.44%	1.41%	1.40%	1.40%	1.36%

Allowance for loans and lease losses to nonperforming loans and leases (GAAP)	A/D	142%	143%	156%	167%	193%
Allowance for credit losses to nonperforming loans and leases (Non-GAAP)	B/D	155%	155%	171%	185%	214%
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	3Q24	2Q24	1Q24	4Q23	3Q23
Adjusted Pre-provision Net Revenue (PPNR)
Pre-tax income (GAAP)	$281	$260	$254	$177	$194
Plus notable items (pretax) (GAAP) (a)	14	5	15	67	10
Adjusted Pre-tax income (non-GAAP)	$296	$265	$269	$244	$204
Plus provision expense (GAAP)	35	55	50	50	110
Adjusted Pre-provision net revenue (PPNR) (non-GAAP)	$331	$320	$319	$294	$314
Taxable-equivalent adjustment	4	4	4	4	4
Pre-provision net revenue-Taxable-equivalent (Non-GAAP)	$335	$324	$323	$298	$318
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
Numbers may not foot due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income excluding securities gains/(losses) to total revenue - taxable equivalent excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent excluding securities gains/(losses).

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan and lease losses to annualized net charge-offs.

Operating Segments
Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, and mortgage. In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, credit risk, and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.